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                                     EXHIBIT 23.2



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 3, 1995, included in Raytel Medical Corporation's Form S-1 for the year ended September 30, 1995.



                                            /s/ Arthur Andersen LLP



Hartford, CT
September 3, 1996


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